**CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL  PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.**

Exhibit 10.2

AMENDMENT TO MASTER SERVICES AGREEMENT

THIS AMENDEMENT TO MASTER SERVICES AGREEMENT (this “Amendment”) dated August 2, 2002 is made by and between Hilton Hotels Corporation, a Delaware corporation (hereinafter referred to as “Hilton”), and LodgeNet Entertainment Corporation, a Delaware corporation (hereinafter referred to as “LodgeNet”) in reference to that certain Master Services Agreement dated October 9, 2000 by and between Hilton and LodgeNet (the “MSA”).

W I T N E S S E T H:

WHEREAS, Hilton and LodgeNet are members of InnMedia LLC, a Delaware limited liability company (“InnMedia”);

WHEREAS, Hilton and InnMedia entered into that certain Content Carriage Agreement as the 9th day of October, 2000 (the “CCA”), which is being terminated concurrently herewith, and Hilton and LodgeNet desire for LodgeNet to provide to Hilton and its Participating Hotels under the MSA certain of the services previously provided by InnMedia under the CCA, as herein provided; and

WHEREAS, Hilton and LodgeNet desire to make other changes to the terms of the MSA to further clarify and refine their obligations to one another thereunder, including the extension for six (6) months of certain Hotel Service License Agreements with respect to certain Owned Hotels, as further provided herein.

NOW, THEREFORE, the parties agree as follows:

1.        Capitalized terms not otherwise defined herein shall have the meanings given such terms in the MSA.

2.        The following capitalized terms shall have the following definitions:

“Archived Television Service” shall mean delivery of non-movie video content, including content originally distributed via broadcast, satellite or cable television networks, which service shall be offered to guests on a pay-per-use basis, provided however that LodgeNet shall only be required to provide such services in Canada to the extent doing so would not affect LodgeNet’s exemption from licensure under the Canadian Broadcast Act and the rules promulgated thereunder by the Canadian Radio-television and Telecommunications Commission.

“Content” shall mean the content delivered as part of a VOD Service or New Media Service.

“Internet Access Service” shall mean a service consisting of generally available access to the Internet through a television-based Internet browser, with at least the specifications and functionality of the Espial browser v.4.86 currently being implemented by LodgeNet, as browsers for such access may be enhanced from time to time (“New Browser”), via a high-speed connection.  The Internet Access Service shall be capable of accessing AOL, Yahoo, MSN, and Hotmail e-mail services and hilton.com and hhonors.com, to the extent they utilize formats generally accessible to television-based Internet browsers.

“Link to Web Site Service” shall mean a service consisting of direct sandboxed links to (i) hilton.com, hhonors.com, brand.com (i.e., Hilton-associated brands such as doubletree.com, embassy.com, etc.), and Participating Hotel sites (collectively, “Hotel Links”) and (ii) up to four (4) links per Participating Hotel to Hilton Partners (as defined below) (the “Partner Links”), in each case to the extent provided by the GUI Description (as hereinafter defined) and to the extent they utilize formats generally accessible to television-based Internet browsers.  The Hotel Links shall be accessed via a bar or icon on the main menu and/or under the “Hotel Services” menus in Hilton’s discretion and the Partner Links shall be accessed via a bar or icon under the “Hotel Services” menus.  The Hotel Links and Partner Links shall only be available for Participating Hotels receiving the Internet Access Service, and shall be offered to guests on a free basis, provided none of Hilton, HHonors, any affiliate of either or any Hotel Partner charges LodgeNet a fee.  LodgeNet shall implement the necessary sandboxing controls but shall have no responsibility for designing the linked sites to ensure the adequacy and appearance of display content.  The parties agree to negotiate in good faith to reimburse LodgeNet for costs actually incurred by it as a result of any unreasonably frequent changes in the Links.  “Hilton Partners” shall mean companies that enter into agreements with Hilton, pursuant to which such companies provide access to their web sites.  Notwithstanding the foregoing, portals containing links to the Internet at large, commercial e-mail service sites and sites providing streaming videos, music, games or archived television content on a pay-per-view, pay-per-day, subscription, or other pay basis shall not be Partner Links and LodgeNet shall have no obligation to display or provide access to such portals or links.

“Marketing Materials” shall include New Media Marketing Materials.

“New Media Marketing Materials” shall include specialized promotional literature, demonstration software and trade show materials, as appropriate, for the New Media Services.

“New Media Services” shall mean Archived Television Service, Internet Access Service, Link to Web Site Service and the TV Portal Service.

“Services” shall mean any of the VOD Services and New Media Services, and additional services that may be implemented by LodgeNet from to time in Participating Hotels, pursuant to the MSA.

“Superior Content or Services” shall mean commercially available television-based content or services, including but not limited to software, that (i) is deployed in more than 25,000 rooms in the United States or Canada or is being actively deployed to reach more than 25,000 rooms by a service provider that services more than 25,000 rooms (regardless of the number of rooms in which it is deployed by such servicer); and (ii) has more functionality, has more or a wider range of content, operates faster or more efficiently, or has a higher economic value to the hotel taking into account all economic benefits of the relationship between the hotel and the service provider.  This clause shall not be implicated by an immaterial difference or improvement.

“Superior Technology” shall mean a system that is deployed in more than 25,000 rooms in the United States or Canada or is being actively deployed to reach more than 25,000 rooms by a service provider that services more than 25,000 rooms (regardless of the number of rooms in which it is deployed by such servicer); and (i) delivers content or services via the television with greater reliability or more functionality, or (ii) delivers substantially equivalent services at a lower cost per equipped room to the Hotel.  This clause shall not be implicated by an immaterial difference or improvement.

“TV Portal Service” shall mean a service consisting of a television-based Internet portal accessible by the guest at no charge which provides limited aggregated content generally including some or all of the following information categories;  news, sports, weather and financial information LodgeNet shall make commercially reasonable efforts to ensure that content shall be dynamically refreshed at a minimum of every 30 minutes.

3.        Except for the definition of what constitutes VOD Services, the term “VOD Services” In the MSA is deleted and  “Services” inserted in lieu thereof in each instance.  Nothing in the MSA shall preclude Hilton, and nothing in any HSLA shall preclude any Participating Hotel, from entering into agreements to offer non-television based services of the same or similar nature, except for agreements with third parties for the provision of streaming videos, music, games or archived television content, which shall be subject to the exclusivity terms of Section 1.1(a) of the MSA.

4.        Subject only to the limitations of this Paragraph, LodgeNet shall provide the TV Portal Service and Internet Access Service meeting all of the requirements of this Agreement that is available for utilization and access at all Participating Hotels.  LodgeNet shall make the Parental Control functionality set forth in Section 5 of Schedule A applicable to the Internet Access Service and will use commercially reasonable efforts to evaluate technologies that limit access to specific sites or categories of sites.  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  In the event LodgeNet is no longer able to provide actual invoices for each Participating Hotel, the Parties will review and adjust connectivity billing by mutual agreement.

5.        The Parties agree to negotiate in good faith with the goal of finalizing within sixty (60) days of the date hereof the terms under which Hilton shall have the right to provide connectivity required to provide the Internet Access Service, the TV Portal Service, the Link to Web Site Service, and any other Internet-dependent Service at any Participating Hotel; provided, the terms and conditions of said connectivity provisioning are on terms, conditions and service level guarantees as or more favorable than LodgeNet could otherwise obtain.

6.        LodgeNet shall be responsible for the design and implementation of the initial screen (i.e., the first screen or channel that appears when the television is turned on) and all graphical user interfaces (“GUI”), consisting of multiple user controlled navigation and selection screens for the Services in accordance with the GUI requirements provided by a letter dated July 31, 2002 from LodgeNet to Hilton (the “GUI Description”) and subject to Hilton’s approval in its discretion of the Hilton-specific implementation and Hilton-specific appearance of the initial screen and such GUI.  LodgeNet shall also be responsible for designing and providing the functionality of the remote control and/or keyboarding devices, which shall be subject to Section 20.1(i) of the MSA.

7.        LodgeNet agrees to use commercially reasonable efforts to assure that all commercial matter or advertisements it, or any third party acting on its behalf, inserts as part of the Services (i) are not offensive in nature (subject to Hilton’s approval in its sole discretion within ten (10) days of receipt by Hilton of all necessary materials), (ii) do no suggest an affiliation between Hilton and advertiser unless explicitly authorized in writing in advance by Hilton, (iii) are generally compatible with the commercial standards of the Participating Hotels, (iv) do not violate any agreements that Hilton has with any third party; (v) do not otherwise adversely affect Hilton’s relationships with any third party; and (vi) are not competitive or predatory to Hilton’s business or the business of any Participating Hotel.  Hilton shall have the right in its sole discretion to disapprove any such materials within ten (10) days of receipt of such materials.

8.        LodgeNet agrees to provide the New Media Services according to the following specifications, unless otherwise agreed by and between the parties: CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.        The following is added to Section 1.7(a) of the MSA:

Notwithstanding the foregoing, in regard to New Media Services, LodgeNet shall (i) use its commercially reasonable efforts to continue to develop and enhance the New Media Content and Services on an ongoing basis using and incorporating new content concepts and delivery formats to provide New Media Content and Services, and (ii) to offer and, if accepted, provide such enhancements to Participating Hotels on an ongoing basis.

10.      Section 1.7(b) of the MSA is deleted in its entirety and the following inserted in lieu thereof:

In the event LodgeNet releases new products or services to another hotel or company, CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, LodgeNet agrees to make any and all products or services available to Hilton and the Participating Hotels.  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.      The following is added to Section 5.2(d) of the MSA after “Services usage reports” and before “as the [sic] Hilton may reasonably request”:  “including usage and revenue, if any, from other Service-based sources in Participating Hotels (i.e., revenues generated by e-commerce, ad insertions, banner ads, and the like)”.  LodgeNet shall provide such reports within twenty-one (21) days of the end of each calendar month in electronic form to Hilton and the relevant Participating Hotel in the form presently being provided.  Reports to Hilton shall also include detail by Participating Hotel of the guest buy or use of each Service which is a pay Service as well as the non-pay services of TV Portal, Link to Website, video checkout and guest survey (listed by service).  Within thirty (30) days of the execution of this Amendment, the Parties will mutually agree upon the report format and content for the additional information to be provided to Hilton.  Without limitation to other rights of Hilton or the Participating Hotel hereunder, in the event of a failure by LodgeNet to timely provide any such reports, Hilton or the relevant Owned or Managed Hotel may withhold Allocation Shares otherwise payable to LodgeNet unless and until LodgeNet provides all such reports.

12.      Section 5.3 of the MSA is hereby deleted in its entirety and the following inserted in lieu thereof:

Notwithstanding anything to the contrary contained in this Agreement, the schedules, or exhibits hereto, the parties agree to review Usage Fees annually at the beginning of each calendar year and adjust them, up or down, as necessary at either the individual Participating Hotels or collectively as the case may be to accurately reflect the “market rate” for the Services. The market rate shall reflect the prices charged for comparable services in other hotels within the Participating Hotel’s competitive set, and the need for adjustment may vary from service to service.

13.      The following is inserted after the first sentence and before the second sentence of Section 10.2 of the MSA:

During the pendency of any default by LodgeNet hereunder, the Participating Hotel in its sole discretion may continue to use any and all LodgeNet Equipment and LodgeNet shall continue to provide all Services required hereunder.

14.      The following is added to the MSA as a new Subsection 18.3(f):

Privacy and Confidentiality Policy.  LodgeNet shall ensure that the Services are provided subject to Hilton’s standard Site Usage and Information Agreement, which may be modified by Hilton from time to time in its discretion.  LodgeNet’s obligation to comply with any substantive modifications to such Agreement that may affect its systems shall be subject to receipt of such modifications and reasonable periods to come into compliance therewith using commercially reasonable efforts.

15.      Sections 7(a) and 8 of Schedule A of the MSA are hereby deleted and the following inserted in lieu of Section 8:

8. Free-to-guest (“FTG”) television programming, on a non-exclusive basis, including but not limited to the television channels carrying cable, satellite and network programming as designated by the Participating Hotels, which LodgeNet shall offer to each Participating Hotel at no less than the Hilton minimum standard as it may be changed from time to time.  LodgeNet will provide FTG television programming under the terms outlined on Schedule C-1 until and/or unless a Participating Hotel selects their local cable television provider or another provider. In the event the Participating Hotel elects to drop LodgeNet as the FTG provider after LodgeNet has already begun to provide such programming, the Participating Hotel shall make a payment to LodgeNet calculated in accordance with the following schedule. The payment shall be calculated by reducing the rack price applicable to the number of FTG channels in place at the Participating Hotel by the product of the monthly reduction times the number of months that have passed since the date of the Participating Hotel’s HSLA.  Following any payment required by this paragraph, LodgeNet shall remove its FTG equipment from the Participating Hotel and will take all commercially reasonable steps necessary to ensure that such provider can provide the FTG television programming to the Participating Hotel as soon as reasonably practicable.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

16.      The first sentence of Section 19.2 of the MSA is hereby deleted and the following inserted in lieu thereof: “LodgeNet shall be obligated to provide the Services and functionality described in Schedule E and Schedule E-1 in accordance with the deadlines set forth therein.  LodgeNet agrees that the time set forth in each deadline in Schedule E and E-1 is of the essence.”  Schedule E-1 is attached hereto and hereby incorporated herein by this reference. The words “achieve the following targets” in the first sentence of Schedule E of the MSA are hereby deleted and “meet the deadlines” inserted in lieu thereof.

17.      The covenants referred to in Section 19.3 of the MSA are conformed to be those terms and conditions contained in LodgeNet’s senior bank credit facility as the same may be amended, replaced and/or superceded from time to time.

18.           The title to Section 19.4 of the MSA is hereby amended to add “and Hardware” after “Disabling of Software” and a comma is inserted after "providing the VOD Services to any Participating Hotel" and before "absent a temporary restraining order".

19.      Section 20.1(i) of the MSA is hereby deleted and the following inserted in lieu thereof:

In total, if during the Term, LodgeNet CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.      The word “Master” in the first sentence of the second paragraph of Section 20.1(o) of the MSA is hereby deleted and “Hotel” inserted in lieu thereof.

21.           The following new Section 20.1(p) is hereby added to the MSA following Section 20.1(o): “In the event LodgeNet fails to meet or maintain compliance with any Milestone as specifically set forth on Schedule E-1 within the time period specified in Paragraph 4(c) hereof, the (i) as to any affected Participating Hotel or (ii) in total if such failure affects any CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION or CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION or more Participating Hotels."

22.           The following new Section 20.1(q) is hereby added to the MSA following Section 20.1(p):  “In total, if such failure affects any CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Hotels or CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION or more Participating Hotels or as to any affected Participating Hotel, in the event LodgeNet fails to meet the availability standard set forth in Section 26.1 for any period of CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION consecutive months.

23.           Section 26.1 of the MSA is deleted and the following inserted in lieu thereof:  LodgeNet shall track Services uptime as follows: “uptime” as the CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  If the foregoing uptime commitment is not met, the affected Participating Hotel may CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. On a quarterly basis, LodgeNet will provide Hilton and the respective Participating Hotel with a written report showing total detailed Service statistics, including availability, and the total number of usage access connections attempted and completed and failed.  Failure to deliver an accurate report by the 21st day of the month following the end of each quarter shall entitle the respective Participating Hotel(s) to CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.      The following new sentence is added at the end of Section 32.3 of the MSA: “Notwithstanding the foregoing, the Parties agree that any dispute concerning the availability of Superior Technology or Superior Content or Services shall be resolved exclusively by binding arbitration under the Streamlined Arbitration Rules and Procedures of JAMS/Endispure administered in Los Angeles, California. There shall be a single arbitrator, who shall be an industry professional to be mutually agreed upon by the Parties or, in the event the Parties are unable to agree, appointed from a list of former judicial officers.  The parties shall have the right to obtain reasonable discovery by means of requests for the production of documents and oral depositions in advance of any hearing, and each party waives the right to trial by jury in such proceedings. The arbitrator’s authority shall be limited to determining whether Superior Technology or Superior Content or Services is available. The cost of the arbitration shall be split evenly between the Parties, with each Party bearing its own attorneys’ fees and costs.

25.      Schedule C of the MSA is hereby deleted and the attached Schedule C inserted in lieu thereof.

26.      The first paragraph of Schedule C-1 of the MSA is hereby deleted in its entirety and the following inserted in lieu thereof.

Participating Hotels receiving FTG from LodgeNet shall have several programming options designed to meet the Hilton Brand Standards for both Limited Service and Full Service Participating Hotels: The “Standard Package” for the programming delineated in such being required in all Hilton Hotels is CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  The FTG Programming Fees include hardware, installation and on-going service and maintenance. Free to guest programming is provided on a property by property non-exclusive basis and can be terminated by any Participating Hotel with 30 days’ notice as provided in, and subject to any payment required by, Section 8 of Schedule A of the MSA.  Participating Hotels may add and subtract any and all programming channels at any time and from time to time at their sole discretion, without requiring any extension to such Participating Hotel’s FTG agreements subject to appropriate adjustment of price based on actual changes in costs payable by LodgeNet to third parties and required or deleted hardware.

27.      Schedule C-2 of the MSA is hereby deleted and the attached Schedule C-2 inserted in lieu thereof.

28.      Schedule C-4 of the MSA is deleted in its entirety.

29.      Schedule D is hereby deleted and the attached Schedule D inserted in lieu thereof.

30.      The attached Schedule E-1 is hereby inserted immediately following Schedule E.

31.      Drafting and Preparation.  Each party has cooperated and participated in the drafting and preparation of this Amendment.  Therefore, if any construction is to be made of this Amendment of any of its terms, both parties shall be construed to be equally responsible for the drafting and preparation of same.

32.      Further Assurances.  LodgeNet will provide the terms of this Amendment to every Participating Hotel and use its commercially reasonable efforts to obtain fully-executed originals of an amendment to each such Participating Hotel’s Hotel Service License Agreement or other agreement with LodgeNet to cover New Media Services and with terms no less favorable than the terms contained herein as expeditiously as practicable.  LodgeNet and Hilton further agree to extend by six (6) additional months the Term of the Hotel Service License Agreement for Participating Hotels that are listed on Schedule F-2 attached hereto and incorporated herein by this reference and to use commercially reasonable efforts to document such extension.  Hilton and LodgeNet agree to do any further acts and execute such additional documents as the other may reasonably require to confirm this Amendment and carry out the purpose of this Amendment.

33.      Titles and Subtitles.  The titles and subtitles used in this Amendment are used for convenience only and are not considered in construing or interpreting this Amendment.

34.      Faxed Signature Pages.  Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.  Any party who delivers such a signature page agrees to promptly deliver an original counterpart to any party which requests it.

35.      Counterparts.  This Amendment may be executed in any number of counterparts, and shall be effective and enforceable once all Parties have signed the Amendment.

36.      Severability.  It is agreed that if any provision of this Amendment shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Amendment and all such other provisions shall remain in full force and effect, and it is the intention of the parties hereto that if any provision of the license is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

37.      Entire Agreement.  This Amendment contains the full and complete understanding of the parties concerning the subjects contained herein and supersedes any and all prior written or oral agreements between the parties and cannot be amended except in writing signed by both parties.

38.      Attorneys’ Fees.  In the event Hilton or LodgeNet breaches any of the terms of this Amendment, whereby the party not in default employs attorneys to protect or enforce its rights hereunder and prevails, then the defaulting party agrees to pay the other party reasonable attorneys’ fees so incurred by such other party.

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of date first above written.

HILTON HOTELS CORPORATION,		LODGENET ENTERTAINMENT CORPORATION,
a Delaware corporation		a Delaware corporation

By:	/s/ Dieter H. Huckestein	By:	/s/ Scott C. Petersen
	Dieter H. Huckestein		Scott C. Petersen
	Its: Executive Vice President		Its: President

SCHEDULE C

Allocation of Usage Fees

The Participating Hotel’s Allocation of Usage Fees shall be determined monthly and shall be based on CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  Usage Fees, as defined in Section 5 of the MSA, shall be allocated between the Participating Hotels and LodgeNet as follows:

VIDEO ON DEMAND SERVICES

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MUSIC ON DEMAND SERVICES

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GAMES ON DEMAND SERVICES

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NEW MEDIA SERVICES

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE C-2

VOD SERVICES PRICING SCHEDULE

VOD PRICING SCHEDULE

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MUSIC ON DEMAND PRICING SCHEDULE

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GAMES ON DEMAND SCHEDULE

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NEW MEDIA PRICING SCHEDULE

Subject to change from time-to-time pursuant to Section 5.2(b) of the MSA

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE D

Equipment (Systems, Hardware and Software)

to be provided to hotels by LodgeNet

LodgeNet shall install or have available for the Participating Hotels all of the other Equipment identified on this Schedule D.

1)   HOTEL EQUIPMENT

a)	Head End Network Backbone with the following qualities:

Includes all switching equipment, head-end cabling and network equipment necessary to provide communications between all the devices within the hotel head end for services delivered on the RF based coaxial network.

b)	Digital Content Server with the following qualities:
	i)	Capable of storing and decoding video and audio files.
	ii)	Capable of generating a signal suitable for MATV system distribution.
	iii)	Capable of concurrently providing CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
	iv)	Configured for sufficient storage for VOD services CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
	v)	RAID fault protected storage.
	vi)	Capable of providing fast forward, rewind and pause functionality in the guest rooms.

c)	Where the Internet Access Service is provided, Web Browser ports with the following qualities:
	i)	Capable of concurrently providing CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. of guest rooms with interactive browsing.
	ii)	Capable of generating a signal suitable for MATV system distribution.
	iii)	Web Browsing Software operating on Web Browser ports that will enable the display of content generally accessible by television based Internet Browsers.

d)	Interactive ports with the following qualities:
	i)	Capable of concurrently providing CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
	ii)	Capable of generating a signal suitable for MATV system distribution.

e)	Nintendo 64 Gateway Array with the following qualities:

SCHEDULE D

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Capable of concurrently providing a minimum of CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. of guest rooms with N64 Games on Demand.

f)	UNIX Host Computer (UHC) with the following qualities:

Install and utilize a control system to manage video resources, control two-way communications, interface with the property management system, and provide back office interfaces for operations and accounting reports, server functions for various content and navigation display functions.

g)	Head end to Room RF Communications with the following qualities:

Includes modulators, cabling, keystroke router, force tuners, RF Modem back channel, satellite receivers for free-to-guest programming (If contracted, as per Schedule A), any equipment and cabling necessary to modulate or transmit data to hotel rooms over the RF network, as well as any equipment that is distributed throughout the hotel (amps, taps, and splitters). LodgeNet will be responsible for upgrading and maintaining the hotel cable plant but will charge the Participating Hotels for associated costs.

h)	Video Cassette Players with the following qualities:
An appropriate number of video cassette players sufficient to handle video content for VOD Services that cannot be provided digitally due to studio restrictions.

i)	Music On Demand Jukebox Software Application

j)	Local Asset Management Module

Database containing the metadata for any digital assets, e.g. language-specific data for multi-lingual menuing, and a database containing a list of all the assets installed on the system, with their associated metadata and location information.  The Local Asset Management Module must be remotely accessible.

k)	Remote Content Receiver Module
	i)	Server that receives digital assets from the Content Management Module in the operations center; able to deploy content onto the hotel head end.
	ii)	Initial installation of infrastructure will support updates of its resident large file content stores via satellite network.
	iii)	Secure IP terrestrial backup system.

l)	Data Collection Module
Receives and stores customer and transactional data from VOD Services deployed in the Hotel.

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2)   GUESTROOM EQUIPMENT

a)           RF Communications Module

The Guest Terminal (set top, set back or integrated terminal) capable of force tuning and keystroke transport.

b)          Remote control and game controller.

c)           Wireless keyboard.

3)   NETWORK OPERATIONS CENTER EQUIPMENT

a)     Content Management system

i)                          Digital library that hosts all digital content, allows deliverable or copyright assets to be registered on the system, controls their deployment to head ends/data centers, and tracks content stored at each Participating Hotel.

ii)                       Produces content packages that are deployed and unpacked at each Participating Hotel (content must be encoded for remote transmission).

iii)                    Provides alternative delivery mechanism where secure IP terrestrial and/or satellite delivery is not accessible.

b)    Digital Rights Management System

Tracks royalty payments to content providers (distributors/studios), records the terms of content provision to the Participating Hotels (e.g. pay-per-view, pay once – multiple view, etc.) for VOD Services.

c)     Electronic Copyright Management System

Electronically protects Services’ content for distribution to and within the Participating Hotels and manages encryption keys for VOD Services.

d)    Content Publishing System

Delivers content for VOD Services to remote properties and groups of properties (queuing system that resolves whether content is distributed terrestrially or via satellite to the Participating Hotels).

e)     Content Compilation System

Encodes and composes new digital assets, including quality assurance and testing for VOD Services.

f)     Reporting Module.

Produces and distributes reports to internal departments and external institutions (e.g. guest behavior data, movie purchases, financial data, etc.) for VOD Services.

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g)    Operations Center to Hotel Communications

Provides terrestrial and satellite connectivity from the Network Operations Center to the Participating Hotel.

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SCHEDULE E-1

New Media Milestones

LodgeNet shall meet the deadlines in providing the Services to the Participating Hotels set forth below ("Milestones"):

1)          TV Internet Browser Upgrade.    LodgeNet shall have the New Browser ready for deployment to eligible Participating Hotels by CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. and will deploy said New Browser to such Participating Hotels as quickly as is reasonably practicable, but in no event later than CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  Hilton and LodgeNet will cooperate in good faith to agree on a disclaimer notice regarding the existing browser's limitations, which disclaimer shall, upon Hilton's request, appear on each of the "Web Access" and "Full Internet Access" screens.

2)          Graphical User Interface Design for Hilton.    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LodgeNet begins implementation of any hotel or property-specific GUI for any other LodgeNet customer or hotel, and shall not delay full implementation of the HGUI by allocating resources to any other LodgeNet customer or hotel.

3)          On-Screen Controls ("OSC").    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4)          Multilingual.    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5)          Consequences of Failure To Meet Above Milestones:      CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Subscription-Based Cable Programming Test.    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Hilton's Customer Relationship Management Initiative ("HCRM").    CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SCHEDULE F-1

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7

SCHEDULE F-2

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8